UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 __________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2017

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SENSATA TECHNOLOGIES HOLDING N.V.
(Exact name of Registrant as specified in its charter)

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The Netherlands	001-34652	98-0641254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jan Tinbergenstraat 80, 7559 SP Hengelo
The Netherlands
(Address of principal executive offices, including Zip Code)
31-74-357-8000
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
 __________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 29, 2017, Sensata Technologies Holding N.V., a Dutch company (the “Company”), commenced a plan to reorganize its corporate structure and relocate its corporate headquarters to the United Kingdom. Under the plan, the Company’s principal executive offices would continue to be located in the United States.
In connection with the proposed reorganization, the Company entered into the Common Draft Terms of the Cross-Border Legal Merger dated October 26, 2017 (the “Merger Proposal”) with Sensata Technologies Holding plc, a newly formed, public limited company incorporated under the laws of England and Wales (“Sensata-UK”). The Merger Proposal provides, among other things, that, upon the terms and subject to the conditions set forth in the Merger Proposal, the Company will merge with and into Sensata-UK, with the Company being the disappearing entity and Sensata-UK being the surviving entity (the “Merger”). If the Merger is consummated, each shareholder of the Company will receive, as consideration, one ordinary share of Sensata-UK in exchange for each share of the Company held immediately prior to the effective time of the Merger. The Company’s shareholders will be asked to vote to approve the Merger at the Company’s extraordinary meeting of shareholders to be held in January 2018. The Merger is expected to be completed during the first quarter of 2018.
Upon completion of the Merger, Sensata-UK will become the publicly-traded parent of the subsidiary companies that are currently controlled by the Company in the same manner as prior to the Merger. Sensata-UK will remain subject to the U.S. Securities and Exchange Commission (“SEC”) reporting requirements, the mandates of the Sarbanes-Oxley Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act and the applicable corporate governance rules of the New York Stock Exchange, and it will continue to report its consolidated financial results in U.S. dollars and under U.S. GAAP. Upon the completion of the Merger, Sensata-UK will also be required to comply with any additional applicable rules and reporting requirements under English law. Sensata-UK will file an application with the New York Stock Exchange to have its shares listed there and traded in U.S. dollars under the symbol “ST,” the same symbol under which the Company’s shares are currently listed.
The foregoing summary of the Merger Proposal and the transactions contemplated thereby contained in this Item 1.01 does not purport to be a complete description and is qualified in its entirety by reference to the terms and conditions of the Merger Proposal, a copy of which is filed as Exhibit 2.1 and is incorporated by reference herein.
Cautionary Note Regarding Forward-Looking Statements
This Current Report contains “forward-looking statements” about the business, financial performance and prospects of the Company. Statements about the Company’s or management’s plans, intentions, expectations, beliefs, estimates, predictions, or similar expressions for the future, including those regarding the proposed change in domicile, the timing thereof, timing of the extraordinary meeting of shareholders and listing on the New York Stock Exchange, are forward-looking statements that involve risks, uncertainties and assumptions. No assurance can be given that the outcomes of these forward-looking statements will be realized, and actual results could differ materially from those expressed as a result of various factors. A discussion of these factors, including risks and uncertainties, is set forth from time to time in the Company’s filings with the SEC.
Important Additional Information Has Been Filed with the SEC
In connection with the proposed change in domicile and related Merger, Sensata-UK has filed with the SEC a registration statement on Form S-4 that included a preliminary proxy statement/prospectus for the Company’s extraordinary meeting of shareholders, and each of the Company and Sensata-UK may be filing with the SEC other documents that contain other relevant materials in connection with the proposed change in domicile of the Company. A definitive proxy statement/prospectus will be mailed to the shareholders of the Company once the registration statement has been declared effective by the SEC. INVESTORS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY AND ANY OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND ITS PROPOSED CHANGE IN DOMICILE. You may obtain a free copy of the proxy statement/prospectus and other relevant documents filed with the SEC from the SEC’s web site at www.sec.gov or at the Company’s website at www.sensata.com. You will also be able to obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents by directing a request to Sensata Technologies Holding N.V., 529 Pleasant Street, Attleboro, Massachusetts 02703, (508) 236-3800.
Participants in Solicitation
The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from its shareholders with respect to the Merger. Information about these persons is set forth in the proxy statement/prospectus included in the registration statement on Form S-4 filed by Sensata-UK in connection with the proposed change in domicile, and in any documents subsequently filed by the Company, Sensata-UK or their directors and officers under the Securities Exchange Act of 1934, as amended. Investors may obtain additional information regarding the interests of such persons, which may be different from those of the Company’s shareholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed change in domicile that may be filed with the SEC.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

2.1*	Common Draft Terms of the Cross-Border Legal Merger by and among Sensata Technologies Holding N.V. and Sensata Technologies Holding plc dated October 26, 2017.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Sensata Technologies Holding N.V. hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING N.V.

/s/ Paul Vasington
Date: November 1, 2017	Name: Paul Vasington
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Common Draft Terms of the Cross-Border Legal Merger by and among Sensata Technologies Holding N.V. and Sensata Technologies Holding plc dated October 26, 2017.

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